UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2019 (March 21, 2019)

TECNOGLASS INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	98-1271120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Avenida Circunvalar a 100 mts de la Via 40 Barrio Las Flores, Barranquilla Colombia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (57)(5)3734000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01.	Other Events.

As previously reported, on March 21, 2019, Tecnoglass Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated and Raymond James & Associates, Inc. as representatives for several underwriters (the “Underwriters”), relating to the offer and sale to the public (the “Offering”) of (i) 5,000,000 ordinary shares (the “Firm Shares”) of the Company and (ii) up to an additional 750,000 ordinary shares (the “Option Shares”, and together with the Firm Shares, the “Shares”) of the Company, pursuant to an over-allotment option, exercisable for 30 days, granted to the Underwriters.

On March 25, 2019, the Company consummated the sale of the Firm Shares at a public offering price of $7.00 per share, generating gross proceeds of $35,000,000. Baird and Raymond James served as lead joint book-running managers for the offering. B. Riley FBR, Inc. served as an additional joint book-running manager for the proposed offering with D.A. Davidson & Co. and Dougherty & Company acting as co-managers.

On April 1, 2019, the Underwriters partially exercised their over-allotment option to purchase 551,423 Option Shares. On April 3, 2019, the Company consummated the sale of the 551,423 Option Shares at a public offering price of $7.00 per share, generating gross proceeds of $3,859,961. After deducting underwriting discounts and estimated expenses payable by the Company associated with the Offering, the net proceeds to the Company from the sale of the Firm Shares and Option Shares were approximately $36.6 million.

The Offering and sale of the Shares was made pursuant to a prospectus supplement dated March 21, 2019 and an accompanying base prospectus, which are part of the Company’s “shelf” Registration Statement on Form S-3 (File No. 333-227898), which was declared effective by the Securities and Exchange Commission on November 8, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2019	TECNOGLASS INC.

	By:	/s/ Jose M. Daes
Jose M. Daes
Chief Executive Officer

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